UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2026

OPEN LENDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39326	84-5031428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 S. MoPac Expressway

Suite 450

Austin, Texas 78746

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 512-892-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LPRO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on July 30, 2026, pursuant to the Agreement and Plan of Merger, dated as of June 15, 2026 (the “Merger Agreement”), by and among Open Lending Corporation (the “Company”), ANV Group Holdings Ltd. (“Parent”), and Lakers Acquisition Sub, Inc. (“Merger Sub”), Merger Sub merged with and into the Company in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with the Company continuing as the surviving corporation (the “Merger”). At the effective time of the Merger, the Company became an indirect wholly-owned subsidiary of Parent. The Merger and the Merger Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2026, which description is incorporated herein by reference. This Current Report on Form 8-K is being filed to report the matters described in Item 5.02 below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note is incorporated by reference in this Item 5.02.

Directors of the Company

Effective July 30, 2026, in connection with the Merger, Jessica Buss, Abhijit Chaudhary, Eric A. Feldstein, Thomas K. Hegge, Blair J. Greenberg and Todd C. Hart ceased serving as directors of the Company and Joseph Brecher and Jacob Decter were appointed as directors of the Company.

Biographical and other information regarding Joseph Brecher and Jacob Decter has been previously disclosed in Schedule I to the Offer to Purchase, filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission by Parent and Merger Sub on June 29, 2026, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2026	Open Lending Corporation

	By:	/s/ Ben Massey
	Name:	Ben Massey
	Title:	General Counsel and Corporate Secretary